EXHIBIT 2.2

Ministere de la Consommation                                         CERTIFICAT
et du Commerce

Ministry of Consumer and Commercial Relations                        CERTIFICATE
Corporation Number

                                                      Ontario Corporation Number
                                                                1209308

This is to Certify that these
articles are effective on
November 19, 1996
-----------------------------

/S/

Director
Business corporations Act

                   Trons   Line   Stat.      Comp           Method
                   Code    No.               Type           Incorp.

                   A       0      0           A              3
                   18      20     28          29             30


                   Share   Notice    Jurisdiction
                           Reqd.       ONTARIO
                    S       N
                    31      32           33          47

Form 1
Business
Corporations               ARTICLES OF INCORPORATION
Act

1. The name of the corporation is:

                              ENERGY VENTURES INC.

2. The address of the registered office is:

                              43 Fairmeadow Avenue
                               North York, Ontario
                                     M2P1W8
                               City of North York
                     In Municipality of Metropolitan Toronto

3. Number (or minimum and maximum number) of directors is:

                 a minimum of one (1) and a maximum of ten (10.

4. The first director(s) is/are:

First Names, Initials and last names      Residence Address                    Resident Canadian State
                                          Giving Street & No. Or R.R. No.,     Yes or No
                                          Municipality and Postal Code


Douglas Wayne Hartford                    43 Fairmeadow Avenue                 Yes
                                          North York, Ontario. M2P lW8

5. Restrictions, if any, on business, the corporation may carry on or on powers the corporation company. may exercise

                                       NIL

6. The classes and any maximum number of shares that the corporation is authorized to issue:


The Corporation is authorized to issue an unlimited number of common shares designated as the Common Shares and an unlimited number of Preference Shares designated as the Preference Shares issuable in series.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Common Shares

(a)   Subject to the prior rights of the holders of any other shares as a class:

(i) the board of directors may declare and cause to be paid dividends to the holders of the Common Shares from any assets at the time properly applicable to the payment of dividends, and

(ii) the holders of the Common Shares shall, in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, be entitled to receive the remaining assets of the Corporation; and

(b) Each Common Share is equal to every other Common Share and the holders of the Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote in respect of each Common Share held at such meeting, except at which holders of a particular class of shares other than the Common Shams are entitled to vote separately as a class.

Preference Shares

(a) The Preference Shares may from time to time be issued in one or more series and, subject to the following provisions, the board of directors of the Corporation may by resolution fix from time to time before such issue the number of shares that is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the redemption, purchase and/or conversion prices and the terms and conditions of redemption, purchase and/or conversion, and any sinking fund or other provisions, but no shares of such series shall be issued until articles of amendment in the prescribed form designating such series of shares have been filed;

(b) The Preference Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily, or any other return of capital or distribution of the assets of the Corporation among its shareholder for the purposes of winding up its affairs, rank equally with the Preference Shares of every other series and be entitled to preference over the Common Shares and over any other shares of the Corporation ranking junior to the Preference Shares. The Preference Shares of any series may also be given such other preferences, not inconsistent with these articles, over the Common Shares and any other shares of the Corporation ranking junior to the

      Preference Shares;

(c) If any dividends or amounts payable on the return of capital in respect of a series of Preference Shares am not paid in full, all series of Preference Shares shall participate rateably in aspect of such dividends and return of capital;

(d) Subject to any restrictions on the number of shares authorized, the Preference Shares of any series may be made convertible into Common Shares or any other class or series of shares of the Corporation;

(e) Each share of a series of Preference Shares shall carry such voting rights n may be determined and a share of a series of Preference Shams may be entitled to one (1) vote at all meetings of shareholders;

(f)   Dividends on shares of each series of Preference Shares may be cumulative;

(g) No holder of shares of any series of Preference Shares shall be entitled, as such, to any pre-emptive right to subscribe for the purchase or to receive any part of any issue of shares of the Corporation, or of bonds, debentures or other securities of the Corporation whether now or hereafter authorized or issued;

(h) Shares of any series of Preference Shares may be made redeemable at any time at the option of the Corporation without the consent of the holders thereof on payment for each share to be redeemed of the amount paid up thereon together with all unpaid cumulative dividends, if any, which have previously been declared;

(i) The Corporation may at any time and from time to time purchase for cancellation all or any part of the shares of any series of Preference Shares outstanding at the lowest price at which, in the opinion of the directors of the Corporation, such shares are obtainable, but not exceeding the amount paid up thereon, together with all unpaid cumulative dividends, If any, which have previously been declared;

(j) The shares of any series of Preference Shares may carry the right of the holder thereof to call for the redemption of any shares held by the holder,

(k) Notwithstanding any method of selecting any shares of any series of Preference Shares to be redeemed by the Corporation which is adopted by the board of directors of the Corporation, the Corporation shall be entitled to call, on any redemption date, for the redemption of all of the shares represented by a certificate where the certificate represents less Om One Hundred (100) shares of any series of Preference Shares; and

(l) Any amendment to the articles of the Corporation to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the Preference Shares as a class or to create preference shares ranking in priority to or on a parity with the Preference Shares, in addition to the authorization by a special resolution, must be authorized by at least two-thirds (2/3) of the holders of each of the series of Preference Shares at a meeting duly called for the purpose.

8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

      No share in the capital of the Corporation shall be transferred, allotted or issued without the consent of the board of directors expressed by a resolution passed by not less am a majority of votes at a meeting of the board of directors or by an instrument or Instruments In writing signed by a majority of the directors.

9.    Other provisions, If any, are:

(a) The number of shareholders of the Corporation, exclusive of persons who are in

10. The names and addresses of the Incorporators are First name, initials and last name or corporate name

        Douglas Wayne Hartford

Full residence address or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

      43 Fairmeadow Avenue,
      North York, Ontario.
      M2P lW8

These articles are signed in duplicate.

                                    Signatures of Incorporators

                                             /S/
                                    ------------------------------
                                         Douglas Wayne Hartford

Ministry of Consumer and Commercial Relations         Ontario Corporation Number

CERTIFICATE                                                     1209308
This is to certify that these
articles are effective on

                  NOVEMBER 09, 1997

                                                     /s/
                                            -------------------------
                                            Director

                                            Business Corporations Act

                                                                     Trans

                                                                     CODE
                                                                     C
                                                                     18

--------------------------------------------------------------------------------

                              ARTICLES OF AMENDMENT

1.  The present name of the corporation is:

                     ENERGY VENTURES INC.


2.  The name of the corporation is changed to (If applicable):

                     ENERGY VENTURES INC. (CANADA)


3.  Date of Incorporation

                     19 NOVEMBER 1996

4.  The articles of the corporation are amended as follows:


    To change the name of the corporation from Energy Ventures Inc. to Energy Ventures Inc. (Canada)

5. The amendment has been duly authorized as required by Sections, 168 & 170 (as applicable) of the Business Corporations Act.

6.    The   resolution   authorizing   the   amendment   was   approved  by  the
      shareholders/directors (as applicable) of the corporation on

                30th September 1997

These articles are signed in duplicate.

                  ENERGY VENTURES INC.
                  --------------------
                  (Name of Corporation)

By                /s/
               (Signature)
         D. Wayne Hartford, President

                                  BY-LAW NO. 1

                            relating generally to the
                         transaction of the business and
                           affairs of the Corporation

                          BE IT ENACTED as a by-law of

                              ENERGY VENTURES INC.

           (hereinafter referred to as the 'Corporation') as follows:

                          ARTICLE ONE - INTERPRETATION

                           Section 1.01 - Definitions

        In the by-laws of the Corporation, unless the context otherwise requires:

      (a) "Act" means the Business Corporations Act (Ontario), or any statute that may be substituted therefor, as from time to time amended;

      (b)   "appoint" Includes 'elect' and vice versa;


      (c) "articles" means the articles on which is endorsed the certificate of Incorporation of the Corporation as from time to time amended or restated;

      (d) "board" means the board of directors of the Corporation and "director' means a member of the board;

      (e) "by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

      (f)   "cheque" includes a draft;

      (g) "Corporation" means the corporation Incorporated under the Act by the said certificate endorsed on the articles and named 'Energy Ventures Inc.';

      (h) "meeting of shareholders" Includes an annual meeting of shareholders and a special meeting of shareholders;

      (1) "special meeting of shareholders" Includes a meeting of any class or classes of shareholders and a special meeting of shareholders entitled to vote at an annual meeting of shareholders; and

      (j)   "recorded address" means, In the case of:

      (1) a shareholder, the address of such person as recorded In the securities register,

      (11) joint shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one.

      (111) an officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation, and

                              ENERGY VENTURES INC.

      (lv) a director, his latest address as recorded in the most recent notice filed under the Corporations Information Act, whichever is more current.

                          Section 1.02 - Interpretation

        In this By-law, unless something In the subject matter or context is Inconsistent therewith:

      (a) all words and expressions defined for the purposes of the Act shall have the same meanings when used in this By-law;

      (b) the division of this By-law into articles, sections and subsections and the Insertion of headings are for convenience of reference only and shall not affect the construction or Interpretation hereof;

      (c) words importing the singular number include the plural and vlce-versa and words Importing the masculine gender Include the feminine and neuter genders:

      (d) all dollar amounts refereed to In this By-law are in lawful money of Canada; and

      (e) words importing a person include an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a natural person In his capacity as trustee, executor, administrator, or other legal representative.

                    ARTICLE TWO - BUSINESS OF THE CORPORATION

                        Section 2.01 - Registered Office

        The registered office of the Corporation shall be at the place within Ontario from time to time specified in the articles and at such location therein Initially as is specified in the articles and thereafter as the board may from time to time determine.

                          Section 2.02 - Corporate Seal

      Until changed by resolution of the board, the corporate goal of the Corporation shall be in the form impressed hereon.

                          Section 2.03 - Financial Year

        Until changed by the board, the financial year of the Corporation shall end on the 31st day of January in each year.

                     Section 2.04 - Execution of Instruments

        Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any person who is a director or who holds the office of chairman of the board, president, vice-president, secretary, treasurer, assistant secretary or assistant treasurer or any other office created by by-law or by the board, in addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring same

                              ENERGY VENTURES INC.

                                                        3 -

                      Section 2.05 - Banking Arrangements

        The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe.

             Section 2.06 - Voting Rights In Other Bodies Corporate

        The signing officers of the Corporation under section 2.04 may execute and deliver instruments of proxy and arrange for the Issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities hold by the Corporation. Such instruments shall be in favour of such persons as may be determined by Corporation. Such Instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same. In addition, the board may from time to time direct the manner In which and the persons by whom any particular voting rights or class of voting rights may or shall be exercised.

                            Section 2.07 - Divisions

        The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, Including without limitation types of business or operations, geographical territories, product lines or goods or services, as may be considered appropriate in each case. In connection with any such division that board or, subject to any direction by the board, the chief executive officer may authorize from time to time, upon such basis as may be considered appropriate In each case:

        (a) Subdivision and Consolidation - the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions and sub-units;

        (b) Name - the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub- unit under, a name other than the name of the Corporation; provided that the Corporation shall set out Its name In legible characters In all places required by law; and

      (c) Officers - the appointment of officers for any such division or sub-unit. the determination of their powers and duties, and the removal of any of such officers so appointed, provided that any such officers shall not, as such, be officers of the Corporation.

                     ARTICLE THREE - BORROWING AND SECURITY

                         Section 3.01 - Borrowing Power

(1) Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles and any unanimous shareholder agreement, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

        (a)    borrow money upon the credit of the Corporation;

        (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of Indebtedness or guarantee of the Corporation, whether secured or unsecured;

                              ENERGY VENTURES INC.

            (c) to the extent permitted by the Act, give directly or indirectly financial assistance to any person by means of a loan, guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person. or otherwise; and

            (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of Indebtedness, liability or obligation of the Corporation,

(2) Nothing In subsection (1) limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

Section 3.02 - Delegation

        Subject to the Act, the articles and any unanimous shareholder agreement the board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board may determine at the time of such delegation.

                            ARTICLE FOUR - DIRECTORS

Section 4.01 - Number of Directors

        Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles.

Section 4.02 - Qualification

        No person shall be qualified for election as a director if such person is less than eighteen (18) years of age; If such person Is of unsound mind and has been so found by a court In Canada or elsewhere; If such person 13 not an Individual; or If he has the status of a bankrupt. A director need not be a shareholder. A majority of the directors shall be resident Canadians.

Section 4.03 - Election and Term

        The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. Subject to the Act, the number of directors to be elected at any such meeting shall be the number of directors determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the board. Where the shareholders adopt an amendment to the articles to Increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors authorized by the amendment. The election shall be by resolution. If an election of directors Is not hold at the proper time, the Incumbent directors shall continue In office until their successors are elected.

Section 4.04 - Removal of Directors

        Subject to the Act, the shareholders may remove by ordinary resolution passed at an annual or special meeting of shareholders any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

                              ENERGY VENTURES INC.
                                       -5-

Section 4.05 - Vacation of Office A director ceases to hold office when:

      (a) the individual dies, is removed from office by the shareholders or ceases to be qualified for election as a director: or

      (b) the written resignation of the individual is received by the Corporation, or, If a time is specified in such resignation, at the time so specified, whichever is later.

Section 4.06 - Vacancies

      Subject to the Act, a quorum of the board may fill a vacancy in the board, except a o vacancy resulting from an Increase In the number or minimum number of directors or from failure of the shareholders to elect the number or minimum number of directors,

Section 4.07 - Action by the Board

        Subject to any unanimous shareholder agreement, the board shall manage or supervise the management of the business and affairs of the Corporation. The powers of the board may be exercised at a meeting (subject to sections 4.08 and 4.09) at which a quorum Is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board, Where there Is a vacancy In the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has a board consisting of only one director, that director may constitute a meeting.

Section 4.08 - Canadian Majority at Meetings

        The board shall not transact business at a meeting, other than filling a vacancy In the board, unless a majority of the directors present are resident Canadians, except where:

      (a)   a resident Canadian director who is unable to be present approves In
            writing  or  by  telephone,   electronic  or  other   communications
            facilities the business transacted at the meeting; and

      (b) a majority of the resident Canadians would have been present had that director been present at the meeting.

Section 4.09 - Meeting by Telephone

        If all directors of the Corporation consent thereto generally or In respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other. simultaneously and instantaneously, and a director participating In such a meeting by such means is deemed to be present at the meeting. Any such consent shall be off active whether given before or after the meeting to which It relates and may be given with respect to all meetings of the board and of committees of the board.

Section 4.10 - Place of Meetings

        Meetings of the board may be hold at any place within or outside Ontario and In any financial year of the Corporation a majority of the meetings need not be held in Canada.

                              ENERGY VENTURES INC.

Section 4.11 - Calling of Meetings

        Meetings of the board shall be held from time to time at such time and at such place as may be determined by the board, the chairman of the board, the president, the sole director where there Is only one (I) director or any two (2) directors where there Is more then one (1) director.

Section 4.12 - Notice of Meeting

        Notice of the time and place of every meeting of the board shall be given in the manner provided in section eleven to each director not less than forty-eight (48) hours before the time when the meeting is to be held. A notice of a meeting of the directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

Section 4.13 - First Meeting of New Board

        Provided a quorum of directors is present, each newly elected board may without notice hold Its first meeting immediately following the meeting of shareholders at which such board is elected.

Section 4.14 - Adjourned Meeting

        Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

Section 4.15 - Regular Meetings

        The board may appoint a day or days in any month or months for regular meetings of the board at a place and time to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

Section 4.16 - Chairman

        The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and Is present at the meeting: chairman of the board or president. If no such officer is present, the directors present shall choose one of their number to be chairman.

Section 4.17 - Quorum

        Subject to section 4.08 and any requirement of the Act, the quorum for the transaction of business at any meeting of the board shall be a single director where the board Is composed of one (1) or two (2) directors and two (2) directors where the board Is composed of more than two (2) directors, or such greater number of directors as the board may from time to time determine.

Section 4,10 - Votes to Govern

        At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall be entitled to a second or casting vote.

Section 4.19 - Conflict of Interest

        A director who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or transaction or proposed

                              ENERGY VENTURES INC.
                                                         7

material contract or transaction with the Corporation shall disclose to the Corporation the nature and extent of his interest at the time and in the manner provided by the Act. Such director shall not vote on any resolution to approve the same except as provided by the Act.

Section 4.20 - Remuneration and Expenses

        Subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for traveling and other expenses properly Incurred by them In attending meetings of the board or any committed thereof, Nothing herein contained shall preclude any director from serving the Corporation In any other capacity and receiving remuneration therefor.

                            ARTICLE FIVE - COMMITTEES

Section 5.01 - Committees of the Board

        The board may appoint from their number one or more committees of the board, however designated. and delegate to any such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of the board has no authority to exercise. A majority of the members of any such committee shall be resident Canadians.

Section 5.02 - Transaction of Business

        The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Ontario.

Section 5.03 - Advisory Bodies

        The board may from time to time appoint such advisory bodies as it may deem advisable.

Section 5.04 - Procedure

        Unless otherwise determined by the board, each committee and advisory body shall have power to fix Its quorum at not lose than a majority of its members, to elect its chairman and to regulate its procedure.

                             ARTICLE SIX - OFFICERS

Section 6.01 - Appointment

      Subject to any unanimous shareholder agreement, the board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office. The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to sections 6.02 and 6.03, an officer may but need not be a director.

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                              ENERGY VENTURES INC.


  Section 6.02 - Chairman of the Board

  The board may from time to time also appoint a chairman of the board who shall be a director. If appointed, the board may assign to the chairman any of the powers and duties that are by any provisions of this by-law assigned to the president: and the chairman shall have such other powers and duties as the board may specify.

  Section 6.03 - Vice-Chairman of the Board

  If a chairman of the board has been appointed, the board may from time to time also appoint a vice-chairman of the board who shall be a director. During the absence or disability of the chairman of the board. the duties of the chairman shall be performed and the powers of the chairman shall be exercised by the vice- chairman of the board; and he shall have such other powers and duties as the board. the chairman of the board or the president may specify.

  Section 6.04 - President

  The president shall be the chief executive officer and chief operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and the president shall have such other powers and duties as the board may specify.

  Section 6.05 - Secretary

  Unless otherwise determined by the board, the secretary shall be the secretary of all meetings of the board, shareholders and committees of the board that the secretary attends. The secretary shall enter or cause to be entered In records kept for that purpose minutes of all proceedings at meetings of the board, shareholders and committees of the board, whether or not the secretary attends such meetings; the secretary shall give or cause to be given, as and when Instructed, all notices to directors, shareholders, officers, auditors and members of committees of the board; the secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, records and Instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and the secretary shall have such other duties as otherwise may be specified.

  Section 6.6 - Treasurer

  The treasurer shall be the chief financial officer and shall keep proper accounting records In compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; the treasurer shall render to the board whenever required an account of all transactions and of the financial position of the Corporation; and the treasurer shall have such other powers and duties as otherwise may be specified.

  Section 6.07 - Powers and Duties of Officers

  The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify. The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer, Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant. unless the board or the chief executive officer otherwise directs,

                              ENERGY VENTURES INC.

Section 6.08 - Term of Office

        The board, in its discretion, may remove any officer of the Corporation. Otherwise, each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation,

Section 6.09 - Agents end Attorneys

        The Corporation, by or under the authority of the board, shall have power from time to time to appoint agents or attorneys for the Corporation in or out of Canada with such powers (Including the power to sub-delegate) of management, administration or otherwise as may be thought fit.

Section 6,10 - Conflict of Interest

        An officer shall disclose his interest in any material contract or transaction or proposed material contract or transaction with the Corporation In accordance with section 4.19.

    ARTICLE SEVEN - PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

Section 7.01 - Limitation of Liability

        Every director or officer of the Corporation in exercising the powers and discharging the duties of a director or officer shall act honestly and in good faith with a view to the best interests of the Corporation and exercise with care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the Insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any lose occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen In the execution of the duties of the office or in relation thereto, provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

Section 7.02 - Indemnity

        Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and their heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by such person in respect of any civil, criminal or administrative action or proceeding to which such person Is made a party by reason of being or having been a director of officer of the Corporation or such body corporate, If (a) the person acted honestly and in good faith with a view to the beat Interests of the Corporation; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that his conduct was lawful. The Corporation shall also indemnify such person in such other circumstances as the Act or law permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

                              ENERGY VENTURES INC.
                                      -10-

Section 7.03 - Insurance

        Subject to the Act, the Corporation may purchase and maintain such Insurance for the benefit of any person referred to in section 7.02 hereof as the board may from time to time determine.

                             ARTICLE EIGHT - SHARES

Section 8.01 - Allotment of Shares

        Subject to the Act, the articles or any unanimous shareholder agreement, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act,

Section 8.02 - Commission

        The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

Section 8.03 - Registration of Transfers

        Subject to the Act, no transfer of a share shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any reasonable fees prescribed by the board, upon compliance with such restrictions on issue, transfer or ownership as are authorized by the articles and upon satisfaction of any lion referred to In section 8.09.

Section 8.04 - Non Recognition of Trusts

        Subject to the Act, the Corporation may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment In respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

Section 8.05 - Share Certificates

        Every holder of one or more shares of the Corporation shall be entitled, at the option of the holder, to a share certificate, or to a non-transferable written certificate of acknowledgment of the holder's right to obtain a share certificate, stating the number and class or series of shares hold by such holder as shown on the securities register, Such certificates shall be in such form as the board shall from time to time approve. Any such certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal.

Section 8.05 Share Certificates

        The board or any officer or agent designated by the board may in its discretion or the discretion of the officer or agent direct the Issue of a new share or other such certificate In lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully

                              ENERGY VENTURES INC.

taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or In any particular case.

Section 8.07 - Joint Shareholders

        If two (2) or more persons are registered as joint holders of any share, the Corporation shall not be bound to Issue more than one (1) certificate In respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one (1) of such persons may give effectual receipts for the certificate Issued In respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable In respect of such share.

Section 8.08 - DECEASED SHAREHOLDERS

        In the event of the death of a holder, or of one of the joint holders, of any share. the Corporation shall not be required to make any entry in the securities register In respect thereof or to make any dividend or other payments In respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents, if any.

Section 8.09 - Lien-for Indebtedness

        The Corporation shall have a lion on shares registered in the name of a shareholder Indebted to the Corporation and such lien may be enforced, subject to the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

                       ARTICLE NINE - DIVIDENDS AND RIGHTS

Section 9.01 - Dividends

        Subject to the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and Interests In the Corporation, Dividends may be paid in money or property or by issuing fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation. Any dividend unclaimed after a period of six (0) years from the date on which the $am$ has been declared to be payable shall be forfeited and shall revert to the Corporation.

Section 9.02 - Dividend Cheques

        A dividend payable In money shall be paid by cheque to the order of each registered holder of shares of the class or series In respect of which It has been declared and mailed by ordinary mail, postage prepaid, to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address, The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall s and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Company Is required to and does withhold. In the event of non-receipt of any dividend cheque by the person to whom It Is sent as aforesaid. the Corporation shall Issue to such person a replacement cheque for a like amount on such terms as to indemnity,. reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case,

                              ENERGY VENTURES INC.

  Section 9.03 - Record Data for Dividends and Rights

  The board may fix in advance a date, preceding by not more than fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven (7) days before such record date In the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

                     ARTICLE TEN - MEETINGS OF SHAREHOLDERS

  SECTION 10.01 ANNUAL MEETINGS

  The annual meeting of shareholders shall be held at such time in each year and, subject to section 10.03, at such place as the board, the chairman of the board or the president may from time to time determine. for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors (if any) and for ft transaction of such other business as may properly be brought before the meeting.

  Section 10.02 - Special Meetings

  The board, the chairman of the board or the president shall have power to call a special meeting of shareholders at any time,

  Section 10.03 - Place of Meetings

  Meetings of shareholders of the Corporation shall be held at any place In or outside of Ontario as the directors determine or, in the absence of such determination. at the place where the registered office of the Corporation is located.

  Section 10.04 - Notice of Meetings

  Notice of the time and place of each meeting of shareholders shall be given In the manner provided In Article Eleven not less than ten (10) nor more than fifty
(50) days before the date of the meeting to each director, to the auditor, and to each shareholder who at the close of business on the record date for notice is entered In the securities register as the holder of one or more shares carrying the right to vote at the meeting, Notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and auditor's report, election of directors and reappointment of the Incumbent auditor shall state the nature of such business In sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution or by-law to be submitted to the meeting.

  Section 10.05 - List of Shareholders Entitled to Notice

  For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged In alphabetical order and showing the number of shares hold by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to section 10.06, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such

                              ENERGY VENTURES INC.
                                      -13-

notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during the usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of shareholders.

Section 10.06 - Record Date for Notice

        The board may fix In advance a date, preceding the date of any meeting of shareholders by not more than fifty (50) days and not less than ton (10) days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement In the mariner provided by the Act, if no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, shall be the day on which the meeting Is hold.

Section 10.07 - Meetings Without Notice

        A meeting of shareholders may be held without notice at any time and place permitted by the Act (a) If all the shareholders entitled to vote thereat are present In person or duly represented or if those not present or represented waive notice of or otherwise consent to such meeting being hold, and lb) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting may be transacted which the Corporation at a meeting of shareholders may transact.

Section 10.08 - Chairman, Secretary and Scrutineers

        The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who Is present at the meeting: president, chairman of the board, or a vice-president who Is a shareholder, if no such officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

Section 10.09 - Persons Entitled to be Present

        The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditors of the Corporation and others who. although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the Invitation of the chairman of the meeting or with the consent of the meeting.

Section 10.10 - Quorum

        Subject to the Act In respect of a majority shareholder, a quorum for the transaction of business at any meeting of shareholders shall be two (2) persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. If a quorum Is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with

                              ENERGY VENTURES INC.
                                      -14-

the business of the meeting notwithstanding that a quorum is not present throughout the meeting. if a quorum is not present at the time appointed for the meeting or within a reasonable time thereafter as the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

Section 10.11 Right to Vote

        Every person named In the list referred to In section 10.05 shall be entitled to vote the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that (a) where the Corporation has fixed a record date in respect of such meeting. such person has transferred any of his shares after such record date or, where the Corporation has not fixed a record date In respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared, and (b) the transferee, having produced properly endorsed certificates evidencing such shares, has demanded not later than ten (10) days before the meeting that his name be Included In such list. In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting.

Section 10,12 - Proxyholders and Representatives

        Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one (1) or more alternate proxyholders, as the nominee of such shareholder to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be In writing executed by the shareholder or the attorney of the shareholder and shall conform with the requirements of the Act. Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of Its directors or governing body an Individual to represent it at a meeting of shareholders and such Individual may exercise on the shareholder'$ behalf all the powers it could exercise if it were an Individual shareholder. The authority of such an Individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting. Any such proxyholder or representative need not be a shareholder.

Section 10.13 - Time for Deposit of Proxies

        The board may fix a time not exceeding forty-eight (48) hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at the meeting must be deposited with the Corporation or an agent thereof, any period of time so fixed shall be specified In the notice calling the meeting. A proxy shall be acted upon only It, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

Section 10.14 - Joint Shareholders

        If two (2) or more persons hold shares jointly, any one (1) of them present in person or duly represented at a meeting of shareholders may, In the absence of the other or others, vote the shares; but If two (2) or more of those persons are present In person or represented and vote, they shall vote as one the shares jointly held by them.

Section 10.15 - Votes to Govern

        At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by the majority of the votes cast on the question. in case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.

                              ENERGY VENTURES INC.
                                      -15-

Section 10.16 - Show of Hands

        Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided, and upon a show of hands every person who is present and entitled to vote shall have one (1) vote. Whenever, a vote by show of hands shall have been taken upon a question, unless a ballot thereon IS so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect In the minutes of the meeting shall be prime facie evidence of the fact without proof of the number or proportion of the votes recorded In favour of or against any resolution or other proceeding in respect of the said question and the result of the vote so taken shall be the decision of the shareholders upon the said question.

Section 10.17 Ballots

        On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman may require a ballot or any person who is present and entitled to vote on the question may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

Section 0.14 - Adjournment

        The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. It a meeting of shareholders is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

Section 1 0.1 9 - Action In Writing by Shareholders

        A resolution In writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if It had been passed at a meeting of the shareholders unless, In accordance with the Act, (a) In the case of resignation or removal of a director, or the appointment or election of another person to fill the place of such director, a written statement Is submitted to the Corporation by the director giving that person's reasons for resignation or the reasons why that person opposes any proposed action or resolution for the purpose of removing that person from office or the election of another person to fill the office of such director: or (b) In the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations In writing are made to the Corporation by that auditor concerning the proposed removal, the appointment or election of another person to fill the office of auditor, or the resignation.

Section 10,20 - Only One Shareholder

        Where the Corporation has only one (1) shareholder or only one (1) holder of any class or series of shares, the shareholder present in person or duly represented constitutes a meeting.

                              ENERGY VENTURES INC.

                            ARTICLE ELEVEN - NOTICES

Section-11.01 Method of Giving Notice

        Any notice (which term Includes any communication or document) to be given (which term Includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given If delivered personally to the person to whom It is to be given or If mailed to such person at the recorded address by prepaid mail. A notice so delivered shall be deemed to have been given when it Is delivered personally and a notice so mailed shall be deemed to have been given on the fifth day after It Is deposited In a post office or public letter box. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

Section 11.02 - Notice to Joint Shareholders

        If two (2) or more persons are registered as joint holders of any share, any notice may be addressed to all such joint holders, but notice addressed to one of such persons shall be sufficient notice to all of them.

Section 11 .03 - Computation of Time

        In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the day of giving the notice shall be excluded and the day of the meeting or other event shall be excluded.

Section 11.04 - Undelivered Notices

        If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to given any further notices to such shareholder until he Informs the Corporation in writing of his now address,

Section 11.05 - Omissions and Errors

        The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error In any notice not affecting the substance thereof shall not Invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

Section 11.00 - Persons Entitled by Death or Operation of Low

        Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice In respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

$action 11.07 - Waiver of Notice

        Any shareholder, proxy holder or other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act. the regulations thereunder, the articles, the by-laws, or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default In giving or In the time of such notice, as the case may be, Any such waiver or abridgement shall be In writing except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given In any manner.

                         ARTICLE TWELVE - EFFECTIVE DATE

Section 12.01 - Effective Date

        This by-law shall come Into force when made by the board in accordance with the Act.

        ENACTED this 1Oth day of November, 1996, WITNESS the seal of the Corporation.

                                                              /s/
                                                     D. Wayne Hartford,
                                                     President & Secretary

        The foregoing By-Law No. 1 is hereby passed by the board of directors of the Corporation pursuant to the Business Corporations Act by consent of the Sole director as evidenced by his signature hereto.

        DATED this 19th day of November, 1996.

                                                              /s/
                                                     D. Wayne Hartford

        The  foregoing   By-Law  No.  1  Is  hereby  confirmed  by  all  of  the
shareholders of the Corporation pursuant to the Business Corporations Act as evidenced by his signature hereto.

        DATED this 19th day of November, 1996.

                                                             /s/
                                                    D. Wayne Hartford

                                  BY-LAW NO. 2

                        By-Low to Authorize the Directors
                           to Borrow and Give Security

                          BE IT ENACTED as a by-law of

                              ENERGY VENTURES INC.

           (hereinafter referred to as the 'Corporation') as follows:

        The Directors of the Corporation may from time to time:

(a) borrow money or otherwise obtain credit upon the credit of the Corporation In such amounts and on such terms as may be considered advisable;

(b) Issue, reissue, sell pledge debt obligations of the Corporation, Including without limitation, bonds, debentures, debenture stock, notes or other securities or obligations of the Corporation, whether secured or unsecured for such sums, upon such terms, covenants and conditions and at such prices as may be deemed expedient;

(c) charge, mortgage, hypothecate, pledge, assign, transferee otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation including without limitation, book debts and unpaid calls, rights, powers, franchise$ and undertaking, to secure any money borrowed or any other debt or liability of the Corporation; and

(a) delegate to such one or more the officers and directors of the Corporation as may be designated by the directors all or any of the powers conferred by the foregoing clause& of this By-law to such extent and In such manner as the directors $hall determine at the time of each delegation.

        This By-law No. 2 shall remain In force and be binding upon the Corporation as regards any party acting on the faith thereof, until a copy, certified by the Secretary of the Corporation, under the Corporation's seal, of a By-law repealing or replacing this By-law No. 2 shall have been received by such party and duly acknowledged in writing.

         ENACTED this 19th day of November, 1996. WITNESS the seal of the Corporation.


                                                       /s/
                                              D. Wayne Hartford,
                                              President and Secretary

                              ENERGY VENTURES INC.

        The foregoing By-Law No. 2 is hereby passed by the board of directors of the Corporation pursuant to the Business Corporations Act by consent of the sole director as evidenced by his signature hereto.

        DATED this l9th day of November, 1996.

                                                    /s/
                                            D. Wayne Hartford


        The foregoing By-Law No. 2 is hereby confirmed by the sole shareholder of the Corporation pursuant to the Business Corporations Act as evidenced by his signature hereto.

        DATED this I9th day of November, 1996.

                                                    /s/
                                           D. Wayne Hartford